Exhibit 99.1

Alliance Data Systems NYSE: ADS Q2 2005

Forward-Looking Statements Statements contained in this presentation may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Alliance Data Systems or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Alliance Data: Integration of Transaction Processing and Marketing Services Build and Strengthen Customer Loyalty for Our Clients Focus on 300 Specialized Relationships, not "Commodity" Items Offer Full Suite of Services Transaction, Credit, Loyalty and Database Marketing Three Engines All Offering Double-Digit Growth Private Label Services Utility Outsourcing Marketing Services - Air Miles Reward Program - Epsilon

2005: Five Themes Growth Engines Continue to "Cycle" Momentum Builds Throughout the Year Private Label Returns to Its Solid Historical Growth Rate Utility Topline Continues Its Growth Drive EBITDA Impacted by Consolidation Efforts Marketing Canada: Air Miles Stronger than Ever U.S.: Epsilon Off to Excellent Start Overall Consolidation Efforts in Utility Comfortably Offset by Marketing Overperformance Another Solid Year

Private Label Services (50% of Company) Attractive Market - 1998-03: Double-digit Annual Growth for Outsourcers Services: Private Label Processing Customer Care / Call Center Credit: 700 Score, No Sub-Prime Targeting Database Marketing Services Income Streams: Split Between Processing and Credit Clients: Victoria's Secret, Pottery Barn, Abercrombie & Fitch, Ann Taylor, Crate & Barrel, Dress Barn, Eddie Bauer, Fortunoff Market Opportunity: 220 Potential Clients 107 Existing Programs Today (Outsourced and In- House) 67 Alliance Clients 4 New Client Adds Per Year (6 This Year)

Private Label Services 2005 Momentum to Increase as Year Unfolds Financial Drivers: Impact Portfolio Growth - Solid; Higher Avg. Balances (+) Funding Costs - Rising Rates Mitigated (+) Credit Losses - Continuing to Improve (+) Operating Leverage - Continuing to Improve (+) Credit Sales - Tepid, but Outlook Promising ( -) ^ (+) 2004 Ramp-ups 2005 Pipeline Tough Comp Anniversary Financial Results: Expect Double Digit Growth

Utility Services (15% of Company) Serving Both Regulated & De-regulated Services: Core Processing Customer Care / Call Center Database and Marketing Services Income Stream: Earnings Based on Monthly # Statements Clients: Duke, Entergy, Puget Sound, AEP, Centrica, Georgia Natural Gas, Orlando, City of Austin Market Opportunity: 200 - 250 Potential Clients (US & Canada) $2 - $3 Billion Market $5MM - $10MM Revenue per Client 2 - 3 New Client Adds Per Year

Utility Services 2005 Momentum to Increase as Year Unfolds Revenues: ^ Entergy and Direct Energy Conversions ^ 2005 Pipeline EBITDA: Streamlining Project to be Completed by Summer Financial Results: Expect Solid Growth to Continue

Marketing Services (30% of Company) (1) Canada: Loyalty AIR MILES(r) Program Solid Mid-teens Growth Coalition Loyalty Program Based Upon Everyday Spend - - Not an Airline Program 2/3 of Canada Active Clients: Shell Oil, Safeway, American Express, Bank of Montreal Three Sources of Future Growth: New Sponsor Categories Deeper Commitments from Existing Sponsors Additional Household Penetration Shell Oil of Canada

Marketing Services (cont.)
(2) US: Epsilon

- **Solid Mid-teens Growth**
- **Top 25 Clients:** 10 Year Average Tenure
- **Customer Management and Loyalty Solutions:**
  - Customized Marketing Campaigns
  - Design and Management of Loyalty Databases
  - Analytical Services
  - Back-end Processing
- **Clients:** Hilton Hotels, Principal Financial Group, Pfizer, Nestle Purina PetCare, AstraZeneca, Midas, Bank of America

ALLIANCE DATA SYSTEMS

10

Marketing Services 2005 Top Performer Throughout the Year Three Drivers of Performance Loyalty: 10% Miles Issued Growth/18-22% Redeemed ^ Mid-teens Growth Loyalty: Per Mile Margin Increasing ^ Additional Growth Epsilon: Strong Start; Solid Pipeline ^ Mid-teens Growth Financial Results: Strongest of the Three Engines

Management Team Name Responsibility Background Mike Parks Chairman, CEO and President 28 First Data Ed Heffernan EVP and CFO 18 First Data, Citigroup, CS First Boston Ivan Szeftel EVP, President, retail credit Services 23 Charming Shoppes John Scullion EVP, President, Loyalty and 16 The Rider Group Marketing Services Dwayne Tucker EVP, President, Utility and 25 Northwest Airlines, Transaction Services First Data Alan Utay EVP, General Counsel & CAO 15 Akin Gump Strauss Hauer and Feld Dan Finkelman EVP, Corp. Dev. & Innovation 24 Limited Brands, Cardinal, McKinsey Years of Experience

Financial Themes - Growth - Operating Leverage - Free Cash Flow

2000 – 2005
(in $MM, except per share)



Revenue
17% CAGR
$670
$770
$865
$1,047
$1,257
$1,460-
$1,470
'00
'01
'02
'03
'04
'05E
EBITDA
28% CAGR
$97
$123
$144
$211
$279
$335+
'00
'01
'02
'03
'04
'05E
Cash EPS
36% CAGR
$0.40
$0.49
$0.59
$1.03
$1.54
$1.87-
$1.90
'00
'01
'02
'03
'04
'05E

ALLIANCE DATA SYSTEMS

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Operating Leverage EBITDA Margin Goal: 50bps Expansion per Year 16.0% 13.8% 14.5% 16.7% 20.1% '99 '00 '01 '02 '03 '04 '05E Averaging over 100 bps per Year 22.2% 23.0%

2005 Guidance Guidance Increased Following Q1's Performance Revenues $1.46 - $1.47 Billion ^17% EBITDA ^ $335 Million ^20% Cash EPS $1.87 - $1.90 ^22% Free Cash/Share $2.10

2005 Est. Free Cash Flow ($MM, Except per Share) EBITDA $335+ Loyalty Cash Flow Adj. 25 Operating EBITDA $360 Less Capex (70) Net Cash Ops $290 Less Int./Taxes (110) Free Cash Flow $180+ Per Share ^ $2.10

Our Keys for Success Services with Pricing Power Long-term Relationships 10 - 12 New Clients per Year